UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2010

MATTEL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-05647	95-1567322
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of Principal Executive Offices)	(Zip Code)

(310) 252-2000

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

On September 30, 2010, Fisher-Price, Inc., a subsidiary of Mattel, Inc., in cooperation with the U.S. Consumer Product Safety Commission and Health Canada, announced it is voluntarily recalling the following products: (1) certain toddler tricycles (recalled because of risk of injury if a child strikes, sits or falls on a protruding toy plastic key); (2) certain high chairs (recalled because of risk of injury if a child falls on or against tray storage pegs on the rear chair legs); (3) a toy vehicle play set (recalled because of a choking hazard resulting from wheels that can be released from the vehicles as small parts); and (4) certain infant toys with inflatable balls (recalled because of a choking hazard resulting from valves that can be released from the balls as small parts). The recalls are also effective in international markets.

Mattel expects the cost of these recalls, which will be recorded in the third quarter of 2010, to reduce its 2010 full-year earnings by approximately $0.01 per share.

This Form 8-K contains a forward-looking statement relating to the expected financial impact of the recalls. This forward-looking statement is based on currently available operating, financial, economic and other information and is subject to a number of significant risks and uncertainties. A variety of factors, many of which are beyond our control, could cause actual future results to differ materially from those projected in the forward looking statement. Some of these factors are described in the Company's periodic filings with the Securities and Exchange Commission, including the "Risk Factors" section of Mattel's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and Mattel's Quarterly Reports on Form 10-Q for fiscal year 2010, as well as in Mattel's other public statements. Mattel does not update forward-looking statements and expressly disclaims any obligation to do so.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mattel, Inc.
Registrant

Dated: September 30, 2010	By:	/s/ DIANNE DOUGLAS
Dianne Douglas Senior Vice President, Investor Relations and Treasurer

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